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                                                                    EXHIBIT 10.B

                          NAPCO SECURITY SYSTEMS, INC.

                       2000 NON-EMPLOYEE STOCK OPTION PLAN
                 (Extended 1990 Non-Employee Stock Option Plan)


      1. Purpose of the Plan. This 2000 Non-Employee Stock Option Plan (hereinafter referred to as the "Plan"), constituting a ten-year extension of the 1990 Non-Employee Stock Option Plan, is intended to encourage ownership of stock of Napco Security Systems, Inc. (hereinafter referred to as the "Corporation") by non-employee directors and consultants of the Corporation and its subsidiaries, if any, and to provide additional incentive for them to promote the success of the business. As used in the Plan the term "subsidiary" shall have the same meaning as the term "subsidiary corporation" defined in
Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"). All options granted under the Plan shall be non-qualified stock options and do not qualify as incentive stock options within the meaning of Section 422 or any successor Section of the Code.

      2. Scope of the Plan. An aggregate of Fifty Thousand (50,000) shares (representing Ten Thousand (10,000) shares for future options and Forty Thousand (40,000) shares for outstanding options) of the Corporation's Common Stock, par value $.01 per share (hereinafter referred to as "Common Stock"), shall be available and reserved for issue under the Plan subject, however, to the provisions of Section 12 hereof. If an option should expire or terminate for any reason without having been exercised in full, the unpurchased shares that were subject thereto shall, unless the Plan shall have terminated, become available for other options under the Plan. Common Stock shall not be issued in respect of an option granted under the Plan unless the exercise of such option and the issuance and delivery of shares of Common Stock pursuant thereto shall comply with all relevant provisions of law, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of the Corporation's counsel with respect to such compliance.

      3. Administration of the Plan. The Plan shall be administered by the Board of Directors or a Stock Option Committee (hereinafter sometimes referred to as the "Committee") of the Board of Directors of the Corporation. Directors of the Corporation who are either eligible for options or to whom options have been granted may vote on any matters affecting the administration of the Plan or the granting of options under the Plan; provided, however, that no option may be granted to a director under the Plan except by:

      (a) The Committee at a meeting at which a majority of its members are disinterested persons; or


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      (b) The Board of Directors at a meeting at which the majority of directors present and a majority of the directors voting on a grant, are disinterested persons.

      For purposes of this Section 3, a "disinterested person" is a person who, at a given meeting of the Committee or the Board of Directors, is not being considered to receive a grant of stock options under the Plan or any other stock option plan of the Corporation or its subsidiaries.

      Without limiting the generality of the foregoing, the Board of Directors shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to determine the fair market value of the Common Stock covered by each option; to select the key non-employee individuals of the Corporation and its subsidiaries to whom, and the time or times at which, options shall be granted; to determine the manner in which options may be exercised; to determine the number of shares to be covered by each option and the consideration, if any, to flow to the Corporation for each option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of each option granted under the Plan (which need not be identical); to accelerate any exercise date of any option; to waive restrictions imposed with respect to the transferability of stock acquired on exercise of options granted under the Plan; to cancel an option previously granted to an optionee and issue a new option to such optionee at a lower price, provided that such optionee's consent is first obtained; to authorize any person to execute on behalf of the Corporation an option agreement with respect to an option previously granted by the Board of Directors; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

      4. Eligibility. Options may be granted only to non-employee directors serving on the Board of Directors of the Corporation or any subsidiary and/or non-employee consultant serving the Corporation or any subsidiary. In selecting the individuals to whom options shall be granted, as well as in determining the number of shares subject to each option, the Board of Directors may take into consideration the recommendation of the members of the Board of Directors who are also employees of the Corporation or a subsidiary and such factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An individual who has been granted an option may, if he is otherwise eligible, be granted an additional option or options.

      5. Option Price. The purchase price to be paid for Common Stock transferred pursuant to the exercise of any option granted under the Plan shall be not less than the fair market value of such stock on the date the option is granted as provided in Section 14 hereof (but in no event less than the par value of the Common Stock), and shall not thereafter be subject to reduction except as provided in Section 12 hereof. For purposes of the Plan the fair market value of the Common Stock on any date shall be determined by the Board of Directors. The proceeds of sale of Common Stock subject to option are to be added to the general funds of the Corporation and used for such corporate purposes as the Board of Directors may determine.

      6. Term of Options. The term of each option granted under the Plan shall be not more than five years from the date of the granting thereof, subject to its earlier termination as hereinafter provided.

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      7. Non-Transferability of Options. An option granted under the Plan shall by its terms not be transferable and an option may be exercised, during the lifetime of the holder of the option, only by such holder; provided, however, an option may be transferred, by will or the laws of descent and distribution, to the estate of a deceased holder, and such option may be exercised by the estate's legal representative within three (3) months of the date of death. More particularly, but without limiting the generality of the foregoing, an option may not be assigned, transferred, pledged, or hypothecated in any way (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan, and any levy of any attachment or similar process upon an option will be null and void and without effect, and the Board of Directors may, in its discretion, upon the happening of any such event, terminate an option forthwith.

      8. Annual Limitation on Options Granted. The amount of the aggregate fair market value of stock, determined at the time of the grant of the option, for which any non-employee director or consultant may be granted stock options under this Plan in any calendar year shall not exceed One Hundred Thousand ($100,000) Dollars.

      9. Exercise of Options. Except as hereinafter provided in this Section 9 and in Sections 3 and 11, options may be exercised within the year of grant (as the Board of Directors, in its discretion, shall determine) with respect to no more than twenty percent (20%) of the total number of shares of Common Stock subject to such grant. Thereafter, during each succeeding year beginning on an anniversary date, options with respect to an additional twenty percent (20%) of the total number of shares subject to a grant may be exercised. However, no option shall be exercisable after the expiration of the term thereof as provided in Section 6. Moreover, except as provided herein, an option shall not be exercisable unless the holder thereof shall, at the time of exercise, be a non-employee director or consultant of the Corporation or a subsidiary.

      Notwithstanding anything herein to the contrary, such holder's options will vest and become immediately exercisable in full for a period of three (3) months following a change in control. For purposes of this Plan, a "change in control" shall mean:

            (i) either (x) any merger or consolidation of the Company into or with another corporation, or (y) the acquisition by another person, group or entity after the date hereof of beneficial ownership of more than 25% of the Common Stock of the Company (such person, group or entity reporting, or being required to report, the acquisition pursuant to
      Section 13 of the Securities Exchange Act of 1934 of all the voting and investment powers of such stock), or

            (ii) any sale by the Company of substantially all of the assets and business of Company for cash, stock, or any combination thereof, unless, immediately after such sale, the holders of Common Stock of the Company immediately prior to such sale own more than 50% or more of the voting capital stock of the acquiring corporation or, if the acquiring person or entity is not a corporation, more than 50% of the voting equity interests of such acquiring person or entity, or

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            (iii) if a majority of Company's Board of Directors consists of individuals who were not Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

      The purchase price of any shares as to which an option shall be exercised shall be paid in full at the time of exercise. The holder of an option shall not have any of the rights of a stockholder with respect to the shares covered by his option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Corporation) upon the purchase of such shares upon exercise of the option.

      10. Consideration. The Board of Directors shall determine the nature of the consideration flowing to the Corporation in respect of each option granted under the Plan as well as the conditions, if any, which it may deem appropriate to assure that such consideration shall be received by, or shall accrue to, the Corporation. The consideration specified in any option may be different from the consideration specified in any other option, whether granted at the same or a different time.

      11. Exercise Upon Cessation of Relationship With Corporation. Except as provided in Sections 7 and 9 above, the right of a holder of an option to exercise such option shall terminate immediately upon voluntary termination of service as a non-employee director or consultant or dismissal, disability, retirement, death or otherwise. Option agreements may contain such provisions as the Board of Directors shall approve with reference to the effect of approved leaves of absence, provided, however, that all options shall terminate not more than five years after the date of grant.

      12. Adjustments. Options granted under the Plan shall contain such uniform provisions as the Board of Directors shall, in its sole judgment, determine for adjustment of the number and class of shares covered thereby, or of the option prices (but not below the par value of the Common Stock), or both, to reflect a stock dividend, stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation, or other similar changes or transactions, of or by the Corporation. In any such event the aggregate number and class of shares available for issuance under the Plan shall be appropriately adjusted and all the provisions of the Plan with respect to the number and class of shares so available shall likewise be adjusted.

      13. Effectiveness of the Plan. The Plan shall become effective on October 15, 2000, but shall be subject to approval by the holders of Common Stock at a meeting of stockholders of the Corporation duly called and held no later than twelve months after the date of adoption of the Plan by the Board of Directors.

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      14. Time of Granting Options. The date of grant of an option under the
Plan shall, for all purposes, be the date on which the Board of Directors makes the determination granting such option; and no grant shall be deemed effective under the Plan prior to such date. Notice of the determination shall be given to each employee to whom an option is so granted within a reasonable time after the date of such grant.

      15. Termination and Amendment of the Plan. The Plan shall terminate ten
(10) years from the date on which it is adopted by the Board of Directors or the date on which it is approved by the stockholders, whichever is earlier. Prior thereto, the Board of Directors may terminate the Plan at any time; provided, however, that any such termination shall not affect any options then outstanding under the Plan. No options under the Plan may be granted after termination of the Plan.

      The Board of Directors from time to time may make such modifications or amendments of the Plan and, with the consent of the holder of an option, of the terms and conditions of his option, as it shall deem advisable, but may not, without further approval of the stockholders of the Corporation, except as provided in Section 12 hereof (a) increase the maximum number of shares which shall be available and reserved for issue under the Plan, or (b) change the individuals or class of individuals eligible to receive options, or (c) extend the term of the Plan beyond the period provided in this paragraph.

      Neither the termination nor any modification or amendment of the Plan shall, without the consent of the holder of an option theretofore granted under the Plan, adversely affect the rights of such holder with respect to such option.

      16. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or a subsidiary or by any stockholder of the Corporation or a subsidiary against any past, present or future non-employee directors or consultants (past, present or future) against the Corporation shall, irrespective of the place where an action may be brought and irrespective of the place of residence of any such stockholder or individual, cease and be barred by the expiration of three years from the date of the act or omission in respect to which such right of action is alleged to have arisen.

        17. Registration Rights. If in the future the Corporation registers additional shares with the Securities and Exchange Commission, the Corporation will also register the shares subject to the options of this Plan.

Dated as of:   October 15, 2000
Amended:       June 11, 2001
                                        NAPCO SECURITY SYSTEMS, INC.

                                        By: /s/ Richard Soloway
                                          --------------------------
                                                Richard Soloway, President
ATTEST:

By: /s/ Kevin S. Buchel
   --------------------
        Kevin S. Buchel,
        Senior Vice President

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